UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2006

BNP PARIBAS MORTGAGE SECURITIES LLC
(Exact name of registrant as specified in its charter)

Delaware	333-131690-01	86-1156544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 841-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not Applicable
(d)	Exhibits:

Exhibit No.	Description
99.1
In connection with the TBW Mortgage-Backed Trust Series 2006-5, Mortgage-Backed Pass-Through Certificates, Series 2006-5 transaction, static pool information pursuant to Item 1105(c) of Regulation AB (Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123) with respect to prior securitized pools of Taylor, Bean & Whitaker Mortgage Corp. mortgage loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BNP PARIBAS MORTGAGE SECURITIES LLC

By:	/s/ Gregory J. Lattanzio
Name:	Gregory J. Lattanzio
Title:	Director

Dated: October 20, 2006

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
99.1
In connection with the TBW Mortgage-Backed Trust Series 2006-5, Mortgage-Backed Pass-Through Certificates, Series 2006-5 transaction, static pool information pursuant to Item 1105(c) of Regulation AB (Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123) with respect to prior securitized pools of Taylor, Bean & Whitaker Mortgage Corp. mortgage loans.